Putnam
Preferred
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The turbulent markets that prevailed throughout the first half of Putnam Preferred Income Fund's fiscal 1999 continued to inflict their volatility during the second half. Despite the ongoing uncertainty, however, your fund's portfolio of preferred securities was able to continue delivering a competitive level of current income for the full fiscal year.

Throughout the period, Fund Manager Jeanne Mockard maintained the fund's focus on securities issued by high-quality companies. She frequently finds attractive investments in securities of solid companies working their way out of temporary difficulties. In addition, she looks for securities that will not be called in for several years. Such call protection helps maintain the stability she seeks in the flow of current income.

In the following report, Jeanne reviews fiscal 1999 performance and discusses prospects for the months ahead.

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
September 15, 1999



Report from the Fund Manager

Jeanne L. Mockard

Throughout the fiscal year ended July 31, 1999, shareholders of Putnam Preferred Income Fund continued to benefit from relative stability of principal and regular dividend income. During this period, the stock and bond markets alternately reflected elation and anxiety. Stock prices plunged and then soared, and the Federal Reserve Board first cut short-term interest rates and then shifted toward a tightening policy as the 1999 fiscal year drew to a close. Because preferred stocks are influenced by trends in both the equity and bond markets, this fund's performance during the year reflected these trends but with a lower level of volatility. Preferred stocks rarely make headlines, but they generally make sense for investors seeking dependability and relative stability.

Furthermore, a properly structured portfolio of quality preferred stocks can offer highly competitive returns, especially if all the fund's dividend income qualifies for the dividends-received deduction (DRD).

Total return for 12 months ended 7/31/99

     Class A                                  Class M
   NAV     POP                              NAV     POP
----------------------------------------------------------------
   0.19%  -3.09%                           -0.07%  -2.10%
----------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.


* PUTNAM PREFERRED INCOME FUND IS BELIEVED TO BE ONE OF A KIND

According to our analysis, this fund is unique with regard to its record of paying dividends that are 100% eligible for DRD status for federal income tax purposes. Other, similar mutual funds only promise to make as much of their dividends as possible qualify for DRD status. Today, after one of the longest bull markets in history, the size of the preferred market has been greatly diminished and many investors seeking a combination of relative stability and income have had to turn to other investment alternatives.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Electric utilities           29.1%

Finance                      13.3

Financial services           12.8

Combined utilities           11.5

Gas pipelines                 7.3

Footnote reads:
*Based on net assets as of 7/31/99. Holdings will vary over time.


Call protection and quality issuers have always been our principal focus in managing this fund. With the help of our extensive research department, this focus has resulted in a portfolio that is both highly marketable and difficult to replicate. Another factor contributing to the strength of the fund's portfolio has been our policy of trying to sell issues a little in advance of the call date rather than waiting for them to be called, when competition to reinvest the proceeds is strongest.

The adjustments to your fund's portfolio that we made in the course of the year emphasize call protection and flexibility. The fund's holdings in adjustable-rate preferreds (ARPs) were decreased to 10% of total net assets as of July 31, 1999, from 17% one year ago. Because the coupons on ARPs are adjusted at intervals (usually every six months), they are most effective as a defensive strategy because of their relative price stability. The proceeds from the sale of ARPs were diverted to perpetual preferreds, which increased to 78% of total net assets in the past 12 months from 73%.


"During difficult market periods, even quality companies in search of capital may conclude that the price of their common shares is too low to make a new equity offering advisable. Preferreds offer these companies an opportunity to raise funds without adding to their debt position."

-- Jeanne L. Mockard, manager
Putnam Preferred Income Fund


We also diverted some assets to sinking fund preferred stocks, which were increased to 9% of total assets at July 31, 1999, from 6% at the beginning of the period. Perpetual preferreds offer the best opportunities when interest rates are flat to down because they offer a fixed return with no maturity date. Sinkers also pay a fixed return, but they are retired on a predetermined schedule, which makes them act somewhat like intermediate-term bonds.

* FUND SEEKS GOOD COMPANIES IN TEMPORARY DISTRESS

One of the most widely accepted keys to investment success is to target industries that are temporarily out of favor with investors and then to seek out companies within that group that offer the best prospects for recovery. This approach may be even more effective for preferreds than it is for common stocks. During difficult market periods, even quality companies in search of capital may conclude that the price of their common shares is too low to make a new equity offering advisable. Preferreds offer these companies an opportunity to raise funds without adding to their debt position because preferred stock is carried on their books as an equity even though it pays a fixed return.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Merrill Lynch & Co., Inc. Ser. A, $2.25, dep. shs. cum. pfd.
Finance

El Paso Tennessee Pipeline Co. Ser. A, $4.125, cum. pfd.
Gas pipelines

Chase Manhattan Corp. Ser. C, $2.71, cum. pfd.
Banks

Baltimore Gas & Electric Co. Ser. 93, $7.125, cum. pfd.
Combined utilities

Anadarko Petroleum Corp., $5.46, dep. shs. pfd.
Oil and gas

Alabama Power Co., $1.30, cum. pfd.
Electric utilities

Peco Energy, $7.48, cum. pfd.
Electric utilities

Florida Power & Light Co. Ser. U, $6.75, cum. pfd.
Combined utilities

J.P. Morgan & Co., Inc. Ser. H, $3.313, dep. shs. cum. pfd.
Financial services

J.P. Morgan & Co., Inc. Ser. A, $5.00, cum. ARP
Financial services

Footnote reads:
These holdings represent 35.1% of the fund's net assets as of 7/31/99. Portfolio holdings will vary over time.


El Paso Tennessee Pipeline and Baltimore Gas & Electric Company are two names that have emerged as portfolio leaders since we bought them. The oil and gas industry has been undergoing substantial changes in recent years, and investors tend to flee from uncertainty. However, both of these companies have benefited from favorable deregulation legislation, and both operate in regions that we believe offer substantial growth. Both names are among the top 10 holdings in your fund's portfolio largely as a result of appreciation. Please bear in mind that although these holdings were viewed favorably at the end of the period, all holdings are subject to review and adjustment in accordance with the fund's investment strategy and will vary in the future.

Two names that climbed into the top 10 list within the past 12 months are Peco Energy and Chase Manhattan Corp. Like the two companies cited above, Peco is adapting to the problems and opportunities arising from deregulation in the utilities industry. New offerings of preferreds in the utilities industry have been scarce lately and we have been trying to build up your fund's holdings in this sector for some time. Recently we were able to move out of Peco ARPs as they were about to be called, shifting assets into perpetual preferreds with a longer call date.

We have also been adding to the fund's position in Chase Manhattan throughout the year because we believe in the company's financial strength and growth potential. In the course of the year, Chase Manhattan's 9.76% preferreds began to approach their call date, and so we replaced them with 10.84% preferreds, which are callable in 2001, locking in a higher yield and extending the call date in one move.

*  OVERALL MARKET OUTLOOKS ARE POSITIVE

As Putnam Preferred Income Fund entered fiscal 2000, sentiment in the bond market had reached a low, reflecting widespread speculation that the Fed would continue a tightening policy begun as the old fiscal year drew to a close. Our forecast calls for interest rates to remain relatively flat for at least the next six months because inflation factors remain low. As for the stock market, high price ratios for many widely held stocks and continuing speculation about valuations of high tech and Internet stocks are likely to perpetuate the equity market's recent volatility. Here too, however, the long-term outlook remains positive.

As for the preferred markets, supply/demand ratios of preferred stocks continue to work in favor of your fund. Although there can be no assurance, we believe the marketability of the securities the fund owns will continue to benefit the corporate shareholders it was designed to serve, providing relative price stability and a competitive yield.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Preferred Income Fund seeks a high level of income that qualifies for the 70% corporate dividends-received deduction for federal income-tax purposes. The dividends-received deduction is not available to non-corporate investors.


TOTAL RETURN FOR PERIODS ENDED 7/31/99

                          Class A                   Class M
(inception dates)         (1/4/84)                 (4/20/95)
                        NAV      POP             NAV       POP
------------------------------------------------------------------------
1 year                  0.19%   -3.09%          -0.07%    -2.10%
------------------------------------------------------------------------
5 years                43.97    39.30           41.24     38.42
Annual average          7.56     6.85            7.15      6.72
------------------------------------------------------------------------
10 years              117.79   110.72          110.99    106.77
Annual average          8.09     7.74            7.75      7.53
------------------------------------------------------------------------
Life of fund          238.96   227.95          223.85    217.38
Annual average          8.16     7.93            7.84      7.70
------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/99

                       Merrill Lynch
                         Perpetual         Standard &
                         Preferred           Poor's          Consumer
                           Index           500 Index        price index
-------------------------------------------------------------------------
1 year                     4.09%            20.20%             2.14%
-------------------------------------------------------------------------
5 years                   49.69            220.68             12.33
Annual average             8.40             26.25              2.35
-------------------------------------------------------------------------
10 years                 135.89            396.64             34.00
Annual average             8.96             17.39              2.97
-------------------------------------------------------------------------
Life of fund                 --*         1,186.61             64.56
Annual average               --*            17.82              3.25
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 3.25% and 2.00% respectively. Returns shown for class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge currently applicable to each class and in the case of class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Merrill Lynch Perpetual Preferred Index was introduced on 2/28/89.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/89

                Fund's class A         S&P 500       Consumer price
Date             shares at POP          Index            index

7/31/89              9,675             10,000           10,000
7/31/90              9,750             10,650           10,482
7/31/91             11,112             12,009           10,949
7/31/92             12,973             13,545           11,294
7/31/93             14,653             14,727           11,608
7/31/94             14,635             15,487           11,929
7/31/95             15,820             19,531           12,259
7/31/96             16,964             22,767           12,621
7/31/97             19,390             34,637           12,902
7/31/98             21,131             41,317           13,119
7/31/99            $21,072            $49,664          $13,400

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class M shares would have been valued at $21,099 ($20,677 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 7/31/99

                                   Class A              Class M
------------------------------------------------------------------------
Distributions (number)               12                   12
------------------------------------------------------------------------
Income                            $0.5873              $0.5574
------------------------------------------------------------------------
Return of capital1                 0.0027               0.0026
------------------------------------------------------------------------
Capital gains                        --                   --
------------------------------------------------------------------------
 Total                            $0.5900              $0.5600
------------------------------------------------------------------------
Share value:                    NAV     POP          NAV     POP
------------------------------------------------------------------------
7/31/98                        $9.16   $9.47        $9.13    $9.32
------------------------------------------------------------------------
7/31/99                         8.59    8.88         8.56     8.73
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate2          6.52%   6.31%        6.22%    6.09%
------------------------------------------------------------------------
Taxable equivalent4             8.98    8.69         8.56     8.39
------------------------------------------------------------------------
Current 30-day SEC yield3       6.11    5.82         5.86     5.67
------------------------------------------------------------------------
Taxable equivalent4             8.41    8.01         8.07     7.81
------------------------------------------------------------------------

1 See page 24 for more information.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.

4 The taxable equivalent examples in this table show the return that a corporation taxed at the 35% Federal corporate tax rate would have to earn from a non tax-advantaged investment to produce an after-tax return equal to that of the fund's, assuming 100% of distributions qualify for the dividend-received deduction.


TOTAL RETURN FOR PERIODS ENDED 6/30/99 (most recent calendar quarter)

                                 Class A                  Class M
(inception dates)                (1/4/84)                (4/20/95)
                               NAV      POP            NAV       POP
-------------------------------------------------------------------------
1 year                         0.07%   -3.20%         -0.07%    -2.10%
-------------------------------------------------------------------------
5 years                       45.66    40.93          43.06     40.20
Annual average                 7.81     7.10           7.42      6.99
-------------------------------------------------------------------------
10 years                     120.77   113.59         114.15    109.85
Annual average                 8.24     7.88           7.91      7.69
-------------------------------------------------------------------------
Life of fund                 238.27   227.29         223.66    217.19
Annual average                 8.19     7.95           7.88      7.74
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.


Comparative benchmarks

Merrill Lynch Perpetual Preferred Index* is an unmanaged list of perpetual preferred stocks that is commonly used as a general measure of performance for the preferred-stock market.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stockmarket performance.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.


Report of independent accountants
For the fiscal year ended July 31, 1999

To the Trustees and Shareholders of
Putnam Preferred Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Preferred Income Fund (the "fund") at July 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 1999




The fund's portfolio
July 31, 1999

PREFERRED STOCKS (97.2%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Automobiles (3.5%)
--------------------------------------------------------------------------------------------------------------------------
             40,600  Ford Motor Co. Ser. B, $2.063, dep. shs.
                       cum. preferred (pfd.)                                                                $    1,146,950
            109,000  General Motors Corp. Ser. G, $2.28, dep.
                       shs. cum. pfd.                                                                            3,011,125
                                                                                                            --------------
                                                                                                                 4,158,075

Banks (6.5%)
--------------------------------------------------------------------------------------------------------------------------
            186,500  Chase Manhattan Corp. Ser. C, $2.71, cum. pfd.                                              5,361,875
             79,866  Fleet Financial Group, Inc. Ser. E, $2.338, dep.
                       shs. cum. pfd.                                                                            2,096,483
             15,000  Indosuez Holdings ADS 144A $2.594, pfd. (Mexico)                                              408,750
                                                                                                            --------------
                                                                                                                 7,867,108

Chemicals (2.1%)
--------------------------------------------------------------------------------------------------------------------------
             12,750  du Pont (E.I.) de Nemours & Co., Ltd. Ser. B,
                       $4.50, cum. pfd.                                                                            949,875
             10,000  du Pont (E.I.) de Nemours & Co., Ltd. Ser. A,
                       $3.50, cum. pfd.                                                                            730,000
              7,500  Praxair, Inc. Ser. B, $6.75, cum. pfd.                                                        791,250
                                                                                                            --------------
                                                                                                                 2,471,125

Combined Utilities (11.5%)
--------------------------------------------------------------------------------------------------------------------------
             40,000  Baltimore Gas & Electric Co. Ser. 93, $7.125, cum. pfd.                                     4,230,000
             15,000  Baltimore Gas & Electric Co. Ser. 95, $6.99, cum. pfd.                                      1,612,500
             31,200  Florida Power & Light Co. Ser. U, $6.75, cum. pfd.                                          3,322,800
              9,000  Jersey Central Power & Light Co. Ser. E, $7.88,
                       cum. pfd.                                                                                   891,000
             76,000  Pacific Gas & Electric Co. Ser. U, $1.76, cum. pfd.                                         2,052,000
             20,000  Pacific Gas & Electric Co. $1.643, cum. pfd.                                                  520,000
             11,750  Public Service Electric & Gas Co. $6.92, cum. pfd.                                          1,273,406
                                                                                                            --------------
                                                                                                                13,901,706

Computer Software (0.6%)
--------------------------------------------------------------------------------------------------------------------------
             28,545  IBM Corp. Ser. A, $1.875, dep. shs. cum. pfd.                                                 770,715

Consumer Services (2.1%)
--------------------------------------------------------------------------------------------------------------------------
             99,373  AMERCO Ser. A, $2.125, cum. pfd.                                                            2,534,012

Electric Utilities (29.1%)
--------------------------------------------------------------------------------------------------------------------------
            156,100  Alabama Power Co. $1.30, cum. pfd.                                                          3,648,838
              5,000  Atlantic City Electric Co. $7.80, cum. pfd.                                                   533,500
             20,000  Central Maine Power Co. Ser. A, Sinking Fund
                       $7.999, cum. pfd.                                                                         1,965,000
              5,416  Duke Energy Corp. Ser. Y, $7.04, cum. pfd.                                                    570,711
              2,900  Entergy Mississippi, Inc. $4.92, cum. pfd.                                                    252,300
             18,021  Florida Power & Light Co. Ser. S, $6.98, cum. pfd.                                          1,932,752
             14,000  Indianapolis Power & Light $5.65, cum. pfd.                                                 1,421,000
              7,000  Kentucky Utilities Co. $6.53, cum. pfd.                                                       743,750
              3,000  Monongahela Power Co. Ser. L, $7.73, cum. pfd.                                                331,125
             50,000  Niagara Mohawk Power Corp. $2.375, cum. pfd.                                                1,262,500
             40,000  Niagara Mohawk Power Corp. Ser. C, $1.75, cum.
                       Adjustable Rate Preferred (ARP)                                                             995,000
             39,800  Niagara Mohawk Power Corp. Ser. A, $1.625,
                       cum. ARP                                                                                    990,025
             49,000  Northern Indiana Public Services Ser. A, $3.00,
                       cum. ARP                                                                                  2,358,272
             25,800  Pacificorp Sinking Fund $7.70, cum. pfd.                                                    2,692,872
              8,700  Pacificorp Sinking Fund $7.48, cum. pfd.                                                      942,863
             30,000  Peco Energy $7.48, cum. pfd.                                                                3,345,000
             15,000  Portland General Electric Sinking Fund $7.75,
                       cum. pfd.                                                                                 1,713,750
              5,000  Potomac Electric Power Co. Ser. 92, $1.70, cum. pfd.                                          262,500
             10,000  PP & L, Inc. Sinking Fund $6.33, cum. pfd.                                                    987,500
             10,000  PP & L, Inc. Sinking Fund $6.125, cum. pfd.                                                   987,500
             12,500  Southern California Edison Co. Sinking Fund $6.45,
                       cum. pfd.                                                                                 1,234,375
             22,500  Southern California Edison Co. $6.05, cum. pfd.                                             2,227,500
             60,000  Texas Utilities Electric Co. Ser. A, $1.875, dep. shs.
                       cum. pfd.                                                                                 1,507,500
             50,000  Texas Utilities Electric Co. Ser. B, $1.805, dep. shs.
                       cum. pfd.                                                                                 1,212,500
              5,200  UGI Utilities $7.75, cum. pfd.                                                                595,400
              3,700  Virginia Electric & Power Co. $7.05, cum. pfd.                                                396,825
                                                                                                            --------------
                                                                                                                35,110,858

Finance (13.3%)
--------------------------------------------------------------------------------------------------------------------------
             39,500  Bear Stearns Companies Inc. Ser. E, $3.075, cum. pfd.                                       1,900,938
             30,000  Bear Stearns Companies Inc. Ser. F, $2.86, cum. pfd.                                        1,342,500
             10,000  Bear Stearns & Co. Ser. A, $2.75, cum. ARP                                                    488,750
             32,600  Bear Stearns Companies Inc. Ser. G, $2.745, cum. pfd.                                       1,401,800
             15,200  MBNA Corp. Ser. A, $1.875, cum. pfd.                                                          383,800
             65,000  MBNA Corp. Ser. B, $1.387, cum. ARP                                                         1,625,000
            204,437  Merrill Lynch & Co., Inc. Ser. A, $2.25, dep. shs.
                       cum. pfd.                                                                                 6,286,438
             50,150  Morgan Stanley $3.875, dep. shs. cum. pfd.                                                  2,582,725
                                                                                                            --------------
                                                                                                                16,011,951

Financial Services (12.8%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Citigroup, Inc. Ser. R, $3.183, dep. shs. cum. pfd.                                         2,537,500
             16,000  Citigroup, Inc. Ser. M, $2.932, dep. shs. cum. pfd.                                           768,000
             35,000  Citigroup, Inc. Ser. K, $2.10, dep. shs. cum. pfd.                                            927,500
             10,000  Donaldson, Lufkin & Jenrette, Inc. Ser. B, 2.65, cum.                                         492,500
             65,850  Household International, Inc. Ser. 92-A, $2.063,
                       dep. shs. cum. pfd.                                                                       1,794,413
             33,259  J.P. Morgan & Co., Inc. Ser. A, $5.00, cum. ARP                                             3,014,097
             62,200  J.P. Morgan & Co., Inc. Ser. H, $3.313, dep. shs.
                       cum. pfd.                                                                                 3,234,400
             20,000  Lehman Brothers Holding, Inc. Ser. C, $2.97, pfd.                                             880,000
             41,500  Lehman Brothers Holding, Inc. Ser. D, $2.835,
                       dep. shs. pfd.                                                                            1,732,625
                                                                                                            --------------
                                                                                                                15,381,035

Gas Pipelines (7.3%)
--------------------------------------------------------------------------------------------------------------------------
            116,500  El Paso Tennessee Pipeline Co. Ser. A, $4.125,
                       cum. pfd.                                                                                 6,087,125
            110,000  Enserch Corp. F, $1.129 dep. shs. cum. ARP                                                  2,722,500
                                                                                                            --------------
                                                                                                                 8,809,625

Gas Utilities (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             65,000  Boston Gas Ser. A, $1.605, cum. pfd.                                                        1,763,125

Metals and Mining (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             11,050  Alcoa, Inc. $3.75, cum. pfd.                                                                  835,656

Natural Gas (0.7%)
--------------------------------------------------------------------------------------------------------------------------
             31,700  Puget Sound Energy Ser. II, $1.863, cum. pfd.                                                 816,275

Oil and Gas (5.5%)
--------------------------------------------------------------------------------------------------------------------------
             41,000  Anadarko Petroleum Corp. $5.46, dep. shs. pfd.                                              3,720,750
             10,000  Apache Corp. Ser. B, $5.68, cum. pfd.                                                         915,000
             20,000  Pennzenergy Co. Ser. A, $6.49, cum. pfd.                                                    1,970,000
                                                                                                            --------------
                                                                                                                 6,605,750
                                                                                                            --------------
                     Total Preferred Stocks (cost $119,695,999)                                             $  117,037,016

CONVERTIBLE PREFERRED STOCKS (2.2%) (a) (cost $3,035,745)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
             92,500  Lehman Brothers Holding, Inc. Ser. B, 5.00%, cv. pfd.                                  $    2,717,188

SHORT-TERM INVESTMENTS (0.7%) (a) (cost $798,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
           $798,000  Interest in $365,427,000 joint repurchase agreement dated July 30, 1999 with Credit Suisse First Boston
                       due August 2, 1999 with respect to various U.S.
                       Treasury obligations -- maturity value of $798,335
                       for an effective yield of 5.04%                                                      $      798,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $123,529,744) (b)                                              $  120,552,204
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $120,448,538.

  (b) The aggregate identified cost on a tax basis is $123,530,806, resulting in gross unrealized appreciation and depreciation of $2,026,804 and $5,005,406, respectively, or net unrealized depreciation of $2,978,602.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADS after the name of a foreign holding stands for American Depositary Shares representing ownership of foreign securities on deposit with a domestic custodian bank.

      The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
July 31, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $123,529,744) (Note 1)                                            $120,552,204
-----------------------------------------------------------------------------------------------
Cash                                                                                         73
-----------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                               405,862
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   99,801
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,542,600
-----------------------------------------------------------------------------------------------
Total assets                                                                        122,600,540

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   182,579
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                        533,500
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,213,032
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            134,290
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               26,575
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            11,209
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,162
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,286
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   46,369
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     2,152,002
-----------------------------------------------------------------------------------------------
Net assets                                                                         $120,448,538

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                    $125,728,942
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (182,579)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (2,120,285)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                           (2,977,540)
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $120,448,538

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($109,932,332 divided by 12,804,320 shares)                                               $8.59
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/96.75 of $8.59)*                                    $8.88
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,516,206 divided by 1,228,426 shares)                                                 $8.56
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/98.00 of $8.56)*                                    $8.73
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $100,000. On sales of $100,000 or more and group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended July 31, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $5,391)                                            $ 8,794,176
-----------------------------------------------------------------------------------------------
Interest                                                                                102,225
-----------------------------------------------------------------------------------------------
Total investment income                                                               8,896,401

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        857,231
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          193,802
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        10,377
-----------------------------------------------------------------------------------------------
Administrative services                                                                   6,341
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    29,917
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  27,446
-----------------------------------------------------------------------------------------------
Auditing                                                                                 34,897
-----------------------------------------------------------------------------------------------
Legal                                                                                     7,009
-----------------------------------------------------------------------------------------------
Postage                                                                                   4,416
-----------------------------------------------------------------------------------------------
Other                                                                                    14,902
-----------------------------------------------------------------------------------------------
Total expenses                                                                        1,186,338
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (24,912)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          1,161,426
-----------------------------------------------------------------------------------------------
Net investment income                                                                 7,734,975
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        373,548
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                           (8,046,069)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                              (7,672,521)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $   62,454
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                Year ended    Eight months ended      Year ended
                                                                   July 31               July 31     November 30
                                                                      1999                1998**            1997
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                                        $   7,734,975          $  5,406,278    $  7,651,598
----------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                   373,548             2,926,691         461,151
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                                   (8,046,069)             (733,122)      3,522,848
----------------------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                           62,454             7,599,847      11,635,597
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                     (7,107,667)           (4,964,211)     (7,391,392)
----------------------------------------------------------------------------------------------------------------
    Class M                                                       (683,686)             (389,706)       (411,702)
----------------------------------------------------------------------------------------------------------------
  In excess of net investment income
    Class A                                                       (650,386)                   --              --
----------------------------------------------------------------------------------------------------------------
    Class M                                                        (62,561)                   --              --
----------------------------------------------------------------------------------------------------------------
From return of capital
    Class A                                                        (36,261)                   --              --
----------------------------------------------------------------------------------------------------------------
    Class M                                                         (3,488)                   --              --
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                             (7,803,543)           10,598,303      (2,778,276)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease)
in net assets                                                  (16,285,138)           12,844,233       1,054,227

Net assets
----------------------------------------------------------------------------------------------------------------
Beginning of year                                              136,733,676           123,889,443     122,835,216
----------------------------------------------------------------------------------------------------------------
End of year (including distributions
in excess of net investment
income of $182,579, $163,994 and
$216,355, respectively)                                       $120,448,538          $136,733,676    $123,889,443
----------------------------------------------------------------------------------------------------------------

** The fiscal year end was advanced from November 30 to July 31.

   The accompanying notes are an integral part of these financial statements.




Financial highlights **
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------------

                                                 Eight months
Per-share                        Year ended          ended
operating performance              July 31          July 31+                          Year ended November 30
--------------------------------------------------------------------------------------------------------------------------------
                                    1999             1998             1997             1996             1995             1994
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.16            $9.00            $8.71            $8.59            $7.88            $8.81
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                .53              .38              .56              .58              .57              .56
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.51)             .16              .30              .12              .73             (.93)
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                .02              .54              .86              .70             1.30             (.37)
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.54)            (.38)            (.57)            (.58)            (.59)            (.56)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                   (.05)              --               --               --(c)            --               --
--------------------------------------------------------------------------------------------------------------------------------
From return
of capital                            --(c)            --               --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.59)            (.38)            (.57)            (.58)            (.59)            (.56)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.59            $9.16            $9.00            $8.71            $8.59            $7.88
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)              0.19             6.04*           10.22             8.61            17.05            (4.41)
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $109,932         $124,784         $116,413         $117,502         $120,591         $119,822
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)            .88              .59*             .85              .89              .90              .81
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           5.90             4.13*            6.34             6.90             6.91             6.64
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             30.09            33.51*           20.46            29.51            34.76            32.84
--------------------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from November 30 to July 31.

 ++ Commencement of operations.

  * Not annualized.

 ** The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on
    November 29, 1994.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Distributions in excess of net investment income and return of capital amounted to less than $0.01 per share for each class.



Financial highlights **
(For a share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------------------

                                                               Eight months                                    For the period
Per-share                                     Year ended          ended                 Year ended             Apr. 20, 1995++
operating performance                           July 31         July 31+                November 30              to Nov. 30
--------------------------------------------------------------------------------------------------------------------------------
                                                 1999             1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $9.13            $8.97            $8.69            $8.58            $8.12
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                             .50              .37              .54              .56              .33
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                       (.51)             .15              .29              .11              .46
--------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                            (.01)             .52              .83              .67              .79
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                (.51)            (.36)            (.55)            (.56)            (.33)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                (.05)              --               --               --(c)            --
--------------------------------------------------------------------------------------------------------------------------------
From return
of capital                                         --(c)            --               --               --               --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (.56)            (.36)            (.55)            (.56)            (.33)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $8.56            $9.13            $8.97            $8.69            $8.58
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                          (0.07)            5.89*            9.85             8.22             9.88*
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $10,516          $11,950           $7,477           $5,333             $729
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                        1.13              .76*            1.10             1.14              .67*
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        5.60             3.88*            6.01             6.41             3.73*
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          30.09            33.51*           20.46            29.51            34.76
--------------------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from November 30 to July 31.

 ++ Commencement of operations.

  * Not annualized.

 ** The table has been restated to reflect a 5-for-1 share split declared by the fund to shareholders of record on
    November 29, 1994.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended November 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Distributions in excess of net investment income and return of capital amounted to less than $0.01 per share for each class.




Notes to financial statements
July 31, 1999

Note 1
Significant accounting policies

Putnam Preferred Income Fund (the "fund") is registered under the
Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high after-tax income for corporate shareholders and current income for all investors with minimum fluctuations in principal.

The fund offers both class A and class M shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Class M shares are sold with a maximum front-end sales charge of 2.00% and pay an ongoing distribution fee.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fee applicable to such class.) Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over the counter -- the last reported bid price. Preferred stocks, for which reliable market quotations are not readily available, are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuation for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 1999, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 1999, the fund had a capital loss carryover of approximately $1,741,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                     Expiration
--------------                     -------------
     $ 208,000                     July 31, 2002
     1,533,000                     July 31, 2003

G) Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, the expiration of a capital loss carryover and distributions in excess of ordinary income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 1999, the fund reclassified $750,740 to decrease distributions in excess of net investment income and $5,270,936 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $4,520,196. The calculation of net investment income per share in the financial highlights tables excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly base on the average net assets of the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million of average net assets, 0.50% on the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended July 31, 1999, fund expenses were reduced by $24,912 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $579 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") with respect to its class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing class M shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 1.00% of the average net assets attributable to class M shares. The Trustees have approved payment by the fund to an annual rate of 0.25% of the average net assets attributable to class M shares.

For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $35,883 and $4,519 from the sale of class A and class M shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended July 31, 1999, Putnam Mutual Funds Corp., acting as underwriter, received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended July 31, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $39,134,689 and $46,003,646, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At July 31, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,069,307        $27,301,650
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      589,123          5,222,099
-----------------------------------------------------------------------------
                                                 3,658,430         32,523,749

Shares
repurchased                                     (4,481,328)       (39,663,072)
-----------------------------------------------------------------------------
Net decrease                                      (822,898)       $(7,139,323)
-----------------------------------------------------------------------------

                                             Eight months ended July 31, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,958,836        $17,861,242
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      374,099          3,416,156
-----------------------------------------------------------------------------
                                                 2,332,935         21,277,398

Shares
repurchased                                     (1,644,331)       (15,007,112)
-----------------------------------------------------------------------------
Net increase                                       688,604        $ 6,270,286
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1997
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      2,175,906        $19,266,739
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      561,520          4,960,386
-----------------------------------------------------------------------------
                                                 2,737,426         24,227,125

Shares
repurchased                                     (3,283,503)       (28,924,047)
-----------------------------------------------------------------------------
Net decrease                                      (546,077)       $(4,696,922)
-----------------------------------------------------------------------------

                                                     Year ended July 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        520,897         $4,605,090
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       66,455            587,010
-----------------------------------------------------------------------------
                                                   587,352          5,192,100

Shares
repurchased                                       (667,458)        (5,856,320)
-----------------------------------------------------------------------------
Net decrease                                       (80,106)         $(664,220)
-----------------------------------------------------------------------------

                                             Eight months ended July 31, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        618,587         $5,631,081
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       35,190            320,568
-----------------------------------------------------------------------------
                                                   653,777          5,951,649

Shares
repurchased                                       (178,343)        (1,623,632)
-----------------------------------------------------------------------------
Net increase                                       475,434         $4,328,017
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1997
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        496,220         $4,370,534
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       38,069            336,218
-----------------------------------------------------------------------------
                                                   534,289          4,706,752

Shares
repurchased                                       (314,630)        (2,788,106)
-----------------------------------------------------------------------------
Net increase                                       219,659         $1,918,646
-----------------------------------------------------------------------------


Federal tax information
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the year ended 1999, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Anthony Kreisel
Vice President

Jeanne L. Mockard
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Preferred Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


AN037-54563 029/295/867 9/99